Exhibit 32

                           Section 1350 Certifications


         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of FNB Bancorp, a California corporation (the "Company"), does hereby certify that:

         1. The Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August 12, 2005.               /s/ THOMAS C. MC GRAW
                                       -----------------------------------------
                                       Thomas C. Mc Graw
                                       Chief Executive Officer



Dated:  August 12, 2005.               /s/ JAMES B. RAMSEY
                                       -----------------------------------------
                                       James B. Ramsey
                                       Senior Vice President
                                       and Chief Financial Officer



         A signed original of this statement required by Section 906 has been provided to FNB Bancorp and will be retained by FNB Bancorp and furnished to the Securities and Exchange Commission or its staff upon request.

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